Exhibit 99.1

                     LOCATION OF FACILITIES

HUGHES SUPPLY, INC.
- -------------------
FLORIDA - WHOLESALE                FLORIDA - (cont.)
Auburndale                         Sarasota
Bradenton                            Building Materials
Cape Coral                           Plumbing
Clearwater                         Sebring
Clermont                           Tallahassee
Daytona                              Contractor Tools
Eaton Park                           Electrical
Ft. Lauderdale                       Utility
  Building Materials               Tampa
  Plumbing                           Building Materials
Ft. Myers                            Plumbing
  Electrical                         Water & Sewer
  Plumbing                         Tavares
  Water & Sewer                    Venice
Ft. Pierce                         West Palm Beach
Gainesville                        Winter Haven
  Electrical
  Plumbing                         ALABAMA - WHOLESALE
Inverness                          Birmingham
Jacksonville                       Dothan
  Electrical                         HVAC
  Plumbing                           Utility
  Plumbing & PVF                   Huntsville
  Water & Sewer                      Plumbing & HVAC
Kissimmee                            Water & Sewer
Lady Lake                          Mobile
Lakeland                           Montgomery
Leesburg                             HVAC
Marianna                             Water & Sewer
Melbourne
Miami                              GEORGIA - WHOLESALE
Naples                             Albany
Ocala                              Alpharetta
Orange City                        Athens
Orlando                            Atlanta
  Building Materials                 Building Materials
  Electrical                         Electrical
  Plumbing                           Plumbing & HVAC
  Water & Sewer                    Brunswick
Palm Beach                         Columbus
Panama City                        Hartsfield
  Electrical                       LaGrange
  Plumbing                         Macon
Pompano Beach                        Electrical
Port Richey                          Plumbing & HVAC
St. Petersburg                     Marietta
                                   Moultrie
- --------------------------------------------------------------------------------
LOCATION OF FACILITIES (Continued)

GEORGIA - (cont.)                  CAROLINA PUMP & SUPPLY CORP.
Savannah                           (d/b/a Pump & Lighting Co.)
Thomasville                        ----------------------------
Tifton                             NORTH CAROLINA - WHOLESALE
  Electrical                       Charlotte
  Plumbing & HVAC                  Charlotte Water & Sewer
Valdosta                           Fayetteville
  Electrical                       Greensboro
  Plumbing                         Hickory
                                   Kinston
SOUTH CAROLINA - WHOLESALE         Raleigh
Anderson                           Wilmington
                                   Winston Salem
FLORIDA - RETAIL SHOWROOMS
Lakeland                           SOUTH CAROLINA - WHOLESALE
Macon                              Charleston
Naples                             Florence
Orlando                            Greer
  Bathstyle                        Surfside Beach
  Lightstyle                       West Columbia
Venice
                                   TENNESSEE - WHOLESALE
FLORIDA - DISTRIBUTION CENTER      Knoxville
Orlando

GEORGIA - DISTRIBUTION CENTER      USCO INCORPORATED
College Park                       --------------------------
                                   NORTH CAROLINA - WHOLESALE
                                   Charlotte
PAINE SUPPLY OF JACKSON, INC.      Durham
- -----------------------------      Goldsboro
MISSISSIPPI - WHOLESALE            Henderson
Biloxi                             High Point
Greenville                         Monroe
Greenwood                          Pinehurst
Gulfport                           Rocky Mount
  Plumbing                         Salisbury
  Refrigeration                    Statesville
Hattiesburg                        Zebulon
Jackson
Laurel                             MARYLAND - WHOLESALE
Meridian                           Capitol Heights
Pascagoula
Tupelo                             SOUTH CAROLINA - WHOLESALE
                                   Aiken
                                   Cheraw
                                   Columbia
                                   Greenville




- --------------------------------------------------------------------------------
LOCATION OF FACILITIES (Continued)

USCO INCORPORATED (Cont.)
- ------------------------------
VIRGINIA - WHOLESALE
Arlington
La Crosse
Lynchburg

NORTH CAROLINA - RETAIL
  SHOWROOMS
Crown Point


NORTH CAROLINA - DISTRIBUTION
  CENTER
Monroe


ONE STOP SUPPLY, INC.
- -----------------------------
TENNESSEE - WHOLESALE
Clarksville
Cookeville
Jackson
Memphis
Nashville

KENTUCKY - WHOLESALE
Bowling Green
Glasgow


MILLS & LUPTON SUPPLY COMPANY
- -----------------------------
TENNESSEE - WHOLESALE
Chattanooga
Cleveland
Memphis

GEORGIA - WHOLESALE
Dalton
Macon

FLORIDA - WHOLESALE
Tallahassee